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Exhibit 10.27

                                PROMISSORTY NOTE
                                                          Baltimore, Maryland
                                                          November __, 1996

                  For value received, LUNN INDUSTRIES, INC., a Delaware corporation, and ALCORE, INC., a Delaware corporation (collectively, the "Borrower"), jointly and severally promise to pay to the order of FIRST UNION NATIONAL BANK OF MARYLAND, a national banking association (the "Bank"), the unpaid principal amount of each Loan made by the Bank to the Borrower (and/or either of them) pursuant to the Credit Agreement referred to below on the maturity date provided for in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in accordance with the provisions of the Credit Agreement.

                  All Loans made by the Bank and all repayments of the principal thereof shall be recorded by the Bank and, if the Bank so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each Loan then outstanding shall be endorsed by the Bank on the schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

                  This note is the Note referred to in the Credit Agreement of even date herewith, between the Borrower and the Bank (as the same may be amended from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the mandatory and optional prepayment hereof and the acceleration of the maturity hereof.

WITNESS/ATTEST:                                      LUNN INDUSTRIES, INC.

____________________                        By __________________________SEAL)
                                               Name: Alan W. Baldwin
                                               Title:  Chief Executive Officer
                                                       and Chairman

[CORPORATE SEAL]
                                                     ALCORE, INC.

___________________                         By:__________________________(SEAL)

                                               Name: Edward A. Kiley
                                               Title:  President/General Manager

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